Exhibit 10.2
AMENDMENT NO. 2
TO
AMENDED & RESTATED FINANCING AGREEMENT
     This Amendment No. 2 to Amended & Restated Financing Agreement (this “Amendment No. 2”) is entered into as of April 20, 2009, by and among G-III Leather Fashions, Inc., a New York corporation (“G-III Inc.”), J. Percy for Marvin Richards, Ltd., a New York corporation (“JPMR”), CK Outerwear, LLC, a New York limited liability company (“CKO”), A. Marc & Co., Inc., a New York corporation (“AMC”), Andrew & Suzanne Company Inc., a New York corporation (“A&S”), AM Retail Group, Inc., a Delaware corporation (“AMRGI”, and together with G-III Inc., JPMR, CKO, AMC and A&S, individually a “Company” and collectively, the “Companies”), The CIT Group/Commercial Services, Inc., a New York corporation (“CIT”) (CIT and the financial institutions which are now or hereafter become a party to the Financing Agreement (as hereafter defined) each a “Lender” and collectively, “Lenders”), and CIT as agent for Lenders (CIT, in such capacity, “Agent”).
BACKGROUND
     The Companies, Agent and Lenders are parties to an Amended and Restated Financing Agreement, dated as of April 3, 2008 (as amended by Joinder and Amendment No. 1 to Amended and Restated Financing Agreement dated as of July 21, 2008, and as further amended, restated, modified and/or supplemented from time to time, the “Financing Agreement”) pursuant to which Agent and Lenders provide the Companies with certain financial accommodations.
     The Companies have requested Agent and Lenders to amend certain of the terms of the Financing Agreement as hereinafter set forth. Agent and Lenders have agreed to amend the Financing Agreement on the terms and conditions set forth below.
     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Companies by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.
     2. Amendments to Financing Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Financing Agreement is hereby amended as follows:
          (a) The definition of the term “Applicable Margin” appearing in Section 1.1 of the Financing Agreement is hereby amended by amending clause (a) thereof to read in its entirety as follows:
(a) the Revolving Loans, plus 0.75% for Chase Bank Rate Loans and 3.00% for LIBOR Loans,

          (b) The definition of the term “Chase Bank Rate” appearing in Section 1.1 of the Financing Agreement is hereby amended by inserting the following sentence at the end thereof:
Notwithstanding the foregoing, in no event shall the Chase Bank Rate be less than a rate of interest per annum equal to one month LIBOR plus 2.50%
          (c) The definition of the term “Line of Credit Fee” appearing in Section 1.1 of the Financing Agreement is hereby amended by deleting the text “$95,000” contained therein and inserting the text “$150,000” in lieu thereof.
          (d) The definition of the term “Permitted Encumbrances” appearing in Section 1.1 of the Financing Agreement is hereby amended by (x) deleting the word “and” immediately prior to clause (j) thereof; and (y) by changing the period appearing at the end thereof to a semi-colon and by inserting the following immediately thereafter:
and (k) liens with respect to certain assets of AMRGI granted to G-III Inc. which (i) secure the Intercompany AMRGI-GIII Note, (ii) are subordinate to the liens of the Agent and the Lenders and (iii) have been collaterally assigned to the Agent for the benefit of the Agent and the Lenders.
          (e) The definition of the term “Permitted Indebtedness” appearing in Section 1.1 of the Financing Agreement is hereby amended by changing the letter of clause “(i)” to “(j)” and by inserting a new clause “(i)” immediately after clause “(h)” to read as follows:
(i) Swap Contracts entered into with Agent, Lenders and/or Affiliates of Agent or Lenders;
          (f) Section 1.1 of the Financing Agreement is hereby amended by inserting a definition for the new term “Intercompany AMRGI-GIII Note” in appropriate alphabetical order to read as follows:
“Intercompany AMRGI-GIII Note” shall mean that certain secured subordinated revolving promissory note dated as of April 20, 2009, executed by AMRGI to the order of G-III Inc.
          (g) Section 7.3 of the Financing Agreement is hereby amended by deleting the table contained in Subclause (a) thereof in its entirety and inserting the following table in lieu thereof:

Twelve Months Ending	Senior Leverage Ratio
April 30, 2009	1.60 to 1.00
July 31, 2009	5.00 to 1.00
October 31, 2009	8.50 to 1.00
January 31, 2010	2.40 to 1.00
April 30, 2010	1.60 to 1.00

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Twelve Months Ending	Senior Leverage Ratio
July 31, 2010	5.00 to 1.00
October 31, 2010	8.50 to 1.00
January 31, 2011	2.40 to 1.00
April 30, 2011	1.60 to 1.00
          (h) Section 7.3 of the Financing Agreement is hereby amended by deleting the table contained in Subclause (b) thereof in its entirety and inserting the following table in lieu thereof:

Fixed Charge Coverage
Twelve Months Ending	Ratio
April 30, 2009	1.00 to 1.00
July 31, 2009	1.00 to 1.00
October 31, 2009	1.10 to 1.00
January 31, 2010	1.10 to 1.00
April 30, 2010	1.00 to 1.00
July 31, 2010	1.00 to 1.00
October 31, 2010	1.10 to 1.00
January 31, 2011	1.10 to 1.00
April 30, 2011	1.00 to 1.00
     3. Conditions of Effectiveness. This Amendment No. 2 shall become effective as of the date hereof upon satisfaction of the following conditions: Agent shall have received:
          (a) Fourteen (14) copies of this Amendment No. 2 duly executed by Companies, Agent and Required Lenders, and consented to by each Guarantor;
          (b) An amendment fee in the sum of $200,000 for the pro rata benefit of the Lenders executing this Amendment No. 2;
          (c) A true and correct copy of the Intercompany AMRGI-GIII Note and the Security Agreement pursuant to which G-III Inc. has been granted a security interest in certain assets of AMRGI as collateral for the obligations of AMRGI under the Intercompany AMRGI-GIII Note, each of which shall be in form and substance reasonably satisfactory to Agent and its counsel;
          (d) Six (6) copies of a duly executed collateral assignment in favor of Agent, in form and substance satisfactory to Agent, with respect to (i) the Intercompany AMRGI-GIII Note and (ii) the subordinated lien in favor of G-III Inc. securing the obligations of AMGRI under the Intercompany AMRGI-GIII Note;
          (e) Six (6) copies of a duly executed Subordination and Intercreditor Agreement by and among Agent, AMRGI and G-III Inc. with respect to the Intercompany AMRGI-GIII Note and the subordinated lien in favor of G-III Inc. securing the obligations of

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AMGRI under the Intercompany AMRGI-GIII Note and the related Security Agreement, in form and substance satisfactory to Agent and its counsel; and
          (f) such other certificates, instruments, documents and agreements as may reasonably be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.
     4. Representations and Warranties. Each of the Companies hereby represents, warrants and covenants as follows:
          (a) This Amendment No. 2, the Financing Agreement and the other Loan Documents are and shall continue to be legal, valid and binding obligations of each of Companies and Guarantors, respectively, and are enforceable against each Company and each Guarantor in accordance with their respective terms.
          (b) Upon the effectiveness of this Amendment No. 2, each Company and each Guarantor hereby reaffirms all covenants, representations and warranties made in the Financing Agreement and the other Loan Documents and agree that all such covenants, representations and warranties shall be deemed to have been remade and are true and correct in all material respects as of the effective date of this Amendment No. 2, after giving effect to this Amendment No. 2, provided, however, that the information contained in the Schedules attached to the Financing Agreement continues to be true, correct and complete as of the Closing Date, and there have been no changes to such matters as of the date hereof except to the extent any such change would not have a Material Adverse Effect, constitute a Default or Event or Default, or otherwise require notice to the Agent in accordance with the terms of the Financing Agreement.
          (c) Each Company and each Guarantor has the corporate or limited liability company power, and has been duly authorized by all requisite corporate or limited liability company action, to execute and deliver this Amendment No. 2 and to perform its obligations hereunder. This Amendment No. 2 has been duly executed and delivered by each Company and consented to by each Guarantor.
          (d) Each Company has no defense, counterclaim or offset with respect to any of the Loan Documents.
          (e) The Loan Documents are in full force and effect, and are hereby ratified and confirmed.
          (f) The recitals set forth in the Background section above are truthful and accurate and are an operative part of this Amendment No. 2.
          (g) Agent and Lenders have and will continue to have a valid first priority lien and security interest in all Collateral except for liens permitted by the Financing Agreement, and each Company and each Guarantor expressly reaffirms all guarantees, security interests and liens granted to Agent and Lenders pursuant to the Loan Documents.
          (h) No Defaults or Events of Default are in existence.

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     5. Effect of Agreement.
          (a) Except as specifically modified herein, the Financing Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
          (b) The execution, delivery and effectiveness of Amendment No. 2 shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Financing Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.
     6. Governing Law. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.
     7. Headings. Section headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose.
     8. Counterparts; Facsimile. This Amendment No. 2 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission (including in “pdf” format) shall be deemed to be an original signature hereto.
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     IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the day and year first written above.

G-III LEATHER FASHIONS, INC., as a Company and the Funds Administrator

By: Name:	/s/ Neal S. Nackman Neal S. Nackman
Title:	Vice President – Finance

J. PERCY FOR MARVIN RICHARDS, LTD., as a Company

By: Name:	/s/ Neal S. Nackman Neal S. Nackman
Title:	Secretary

CK OUTERWEAR, LLC, as a Company

By: Name:	/s/ Neal S. Nackman Neal S. Nackman
Title:	Secretary

A. MARC & CO., INC., as a Company

By:	/s/ Neal S. Nackman

Name:	Neal S. Nackman
Title:	Vice President – Finance and Secretary

ANDREW & SUZANNE COMPANY INC., as a Company

By:	/s/ Neal S. Nackman

Name:	Neal S. Nackman
Title:	Vice President – Finance and Secretary

AM RETAIL GROUP, INC., as a Company

By: Name:	/s/ Michael Brady Michael Brady
Title:	Controller and Vice President

THE CIT GROUP/COMMERCIAL SERVICES, INC., as Agent and Lender

By: Name:	/s/ Edward J. Ahearn Edward J. Ahearn
Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By: Name:	/s/ Michael P. Behuniak, Jr. Michael P. Behuniak, Jr.
Title:	Vice President

SOVEREIGN BANK, as Lender

By: Name:	/s/ Matilde Reyes Matilde Reyes
Title:	Senior Vice President

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By: Name:	/s/ George Commander George Commander
Title:	Senior Vice President

By: Name:	/s/ Steven Leavenworth Steven Leavenworth
Title:	Senior Vice President

COMMERCE BANK, N.A., as Lender

By: Name:	/s/ Martin Noren Martin Noren
Title:	Vice President

SIGNATURE BANK, as Lender

By: Name:	/s/ Robert A. Bloch Robert A. Bloch
Title:	Senior Vice President

BANK LEUMI USA, as Lender

By: Name:	/s/ John Koenigsberg John Koenigsberg
Title:	Senior Vice President

By: Name:	/s/ Iris Steinhardt Iris Steinhardt
Title:	Vice President

WEBSTER BUSINESS CREDIT, as Lender

By: Name:	/s/ Daniel Dupre Daniel Dupre
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Lender

By: Name:	/s/ Britt O’Rourke Britt O’Rourke
Title:	Vice President

BANK OF AMERICA, N.A., as Lender

By: Name:	/s/ David Gutierrez David Gutierrez
Title:	Senior Vice President

WACHOVIA BANK, N.A., as Lender

By: Name:	/s/ Robert Maichin Robert Maichin
Title:	Senior Vice President

ACKNOWLEDGED AND AGREED TO BY EACH OF THE GUARANTORS:

G-III APPAREL GROUP, LTD.

By: Name:	/s/ Neal S. Nackman Neal S. Nackman
Title:	Chief Financial Officer and Treasurer

G-III RETAIL OUTLETS INC.

By: Name:	/s/ Neal S. Nackman Neal S. Nackman
Title:	Vice President – Finance

G-III LICENSE COMPANY, LLC

By: G-III Apparel Group, Ltd.

By:	/s/ Neal S. Nackman
Name:	Neal S. Nackman
Title:	Chief Financial Officer & Treasurer

G-III BRANDS, LTD.

By: Name:	/s/ Neal S. Nackman Neal S. Nackman
Title:	Vice President – Finance

AM APPAREL HOLDINGS, INC.

By: Name:	/s/ Michael Brady Michael Brady
Title:	Treasurer

ASH RETAIL CORP.

By: Name:	/s/ Michael Brady Michael Brady
Title:	Treasurer

ASH RETAIL OF EASTHAMPTON, INC.

By: Name:	/s/ Michael Brady Michael Brady
Title:	Treasurer